UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2024

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2024, the Board of Directors (the “Board”) of Superior Industries International, Inc. (the “Company” or “Superior”) appointed Michael Guo to serve as a member of the Board until his successor is elected and qualified or until his earlier resignation or removal, effective July 1, 2024. The Board has determined that Mr. Guo qualifies as an “independent” director of the Company under the New York Stock Exchange listing standards. Mr. Guo’s appointment was made pursuant to that certain Investor Rights Agreement, dated as of May 22, 2017, by and between the Company and TPG Growth III Sidewall, L.P. (together with its affiliated entities, “TPG”). In connection with the appointment of Mr. Guo, the Board unanimously voted to increase the size of the Board from seven to eight members pursuant to the Company’s Amended and Restated By-Laws.

Michael Guo, 39, is a Managing Director at TPG. TPG is a leading global alternative asset management firm, founded in San Francisco in 1992, with $224 billion of assets under management. Mr. Guo is currently the General Counsel of TPG Growth, the firm’s growth equity and middle market private equity investing platform. He previously served as Deputy General Counsel of TPG Capital, the firm’s large-scale buyout investing platform. Prior to joining TPG in 2017, Mr. Guo practiced law as an M&A attorney at Ropes & Gray LLP in San Francisco and New York, and prior to that, at Simpson Thacher & Bartlett LLP in New York. Mr. Guo holds a Bachelor of Laws degree (LL.B.) from Peking University, and a Master of Laws degree (LL.M.) from Harvard Law School. He is admitted to practice law in California and New York.

There are no transactions since the beginning of the Company’s last fiscal year in which the Company is a participant and in which Mr. Guo or any members of his immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Guo and any of Superior’s directors or executive officers.

Mr. Guo will not receive any compensation for serving on the Board, nor will he be appointed to serve on any of the standing committees of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: July 1, 2024	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel and Chief Compliance Officer